UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real

Carlsbad, CA 92008

(Address of principal executive offices) (Zip Code)

(760) 431-9286

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2011, Alphatec Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which four proposals were presented to the Company’s shareholders for consideration. The four matters presented were: (1) the election of ten directors to hold office until the 2012 Annual Meeting of Shareholders and until their respective successors have been elected, (2) a proposal to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, (3) a proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, and (4) a proposal to vote annually, on an advisory basis, to approve the compensation of the named executive offices of the Company. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2011.

(1)	Election of Directors: The ten nominees for election to the Board of Directors were elected by the shareholders by the following vote:

Director Nominee	For	Authority Withheld	Broker Non-Vote
Mortimer Berkowitz III	57,812,662	473,176	30,740,223
John Foster	57,810,962	474,876	30,740,223
R. Ian Molson	57,831,530	454,308	30,740,223
Stephen O’Neil	57,341,916	943,922	30,740,223
James Glynn	57,831,530	454,308	30,740,223
Stephen Hochschuler, M.D.	57,314,881	970,957	30,740,223
Rohit Desai	57,832,630	453,208	30,740,223
Siri Marshall	57,846,330	439,508	30,740,223
Dirk Kuyper	57,812,162	473,676	30,740,223
Leslie Cross	57,833,395	452,443	30,740,223

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011 was approved by the shareholders by the following vote:

For	Against	Abstain
70,255,948	194,602	163,739

(3)	Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company was approved by the shareholders by the following vote:

For	Against	Authority Withheld	Broker Non-Vote
57,646,119	418,282	221,437	30,740,223

(4)	Approval, on an Advisory Basis, of an Annual Advisory Vote to Approve the Compensation of the Named Executive Officers: The proposal that an annual shareholder advisory vote on the compensation of named executive officers of the Company was approved by the shareholders by the following vote:

1 Year	2 Years	3 Years	Authority Withheld	Broker Non-Vote
53,786,396	1,828,260	2,446,845	224,337	30,740,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC. (Registrant)

Date: June 15, 2011	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq. General Counsel and Senior Vice President